UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2016

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3769440
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

15 Inverness Way East

Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 8, 2016, IHS Global Inc., a wholly owned subsidiary of IHS Inc. (“IHS” or “we” or “us” or “our”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with UCG Holdings Limited Partnership for the purchase of all of the outstanding limited liability company interests of Oil Price Information Service, LLC, a Maryland limited liability company (“OPIS”), an internationally referenced pricing reporting agency that serves the oil, natural gas and biofuels industries. Under the Agreement, IHS Global Inc. agreed to acquire OPIS for $650 million, subject to customary post-closing adjustments. The acquisition is subject to customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K. The Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about OPIS or IHS. In particular, the representations, warranties and covenants contained in the Agreement (1) were made only for purposes of the Agreement and as of specific dates, (2) were solely for the benefit of the parties to the Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, (4) were made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing matters subject to representations and warranties as facts and (5) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by IHS. Accordingly, investors should read the representations and warranties in the Agreement not in isolation but only in conjunction with the other information about IHS that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On January 11, 2016, IHS issued a media release announcing the proposed acquisition of OPIS, which is furnished as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement dated as of January 8, 2016 by and among UCG Holdings Limited Partnership and IHS Global Inc.¹

99.1	Media release dated January 11, 2016.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “aim,” “strive,” “believe,” “project,” “predict,” “estimate,” “expect,” “continue,” “strategy,” “future,” “likely,” “may,” “might,” “should,” “will,” the negative of these terms and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our anticipated acquisition of OPIS.

  ¹ Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. IHS hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates; our ability to manage system failures, capacity constraints, and cyber risks; our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries; our ability to develop new platforms to deliver our products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors’ services; our ability to successfully identify and integrate acquisitions, including OPIS, into our existing businesses and manage risks associated therewith; our ability to satisfy our debt obligations and our other ongoing business obligations; and the other factors described under the caption “Risk Factors” in our most recent annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission.

Any forward-looking statement made by us in this current report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Please consult our public filings at www.sec.gov or www.ihs.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

January 11, 2016	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and Corporate Secretary